Investor Meetings



Executing on Our Strategy

IDACORP

New York City, NY
June 20-21, 2016

Forward-Looking Statements

In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance, that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "continues," "estimates," "expects," "guidance," "intends," "potential," "plans," "predicts," "projects," "targets," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) the effect of decisions by state public utility commissions and federal regulators affecting Idaho Power's ability to recover costs and earn a return; (b) changes in customer growth rates, loss of significant customers, and related changes in loads; (c) the impacts of changes in economic conditions, including on customer demand; (d) unseasonable or severe weather conditions, wildfires, droughts, and other natural phenomena, which affect customer demand, hydroelectric generation levels, infrastructure repair costs, and fuel costs; (e) advancement of technologies that reduce customer demand; (f) adoption of or changes in, and costs of compliance with, laws, regulations, and policies, including those relating to the environment, and the ability to obtain and comply with governmental permits and other authorizations; (g) variable hydrological conditions and over-appropriation of surface and groundwater and the impact on generation from hydroelectric facilities; (h) the ability to purchase fuel and power from suppliers on reasonable terms; (i) accidents, fires, explosions, and mechanical breakdowns that may occur while operating and maintaining an electric system, and disruptions and outages of generation and transmission systems or the western interconnected transmission system; (j) costs and operational challenges of integrating an increasing volume of mandated purchased intermittent power; (k) administration of mandatory reliability, security, and other requirements; (l) the ability to obtain debt and equity financing when necessary and on reasonable terms; (m) reductions in credit ratings and potential reduction in liquidity; (n) the ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (o) the magnitude of future benefit plan funding obligations; (p) the ability to continue to pay dividends, and contractual and regulatory restrictions on those dividends; (q) changes in tax laws and the availability of tax credits; (r) employee workforce factors, including potential unionization of all or part of the companies' workforce and the impacts of an aging workforce; (s) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the companies from cyber attacks, terrorist incidents, or the threat of terrorist incidents, and acts of war; (t) unusual or unanticipated changes in normal business operations, including unusual maintenance or repairs; and (u) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents

Appendix

IDACORP Investment Highlights

Strong Foundation

- 100 years as a fully integrated electric utility
- Low cost, clean, hydroelectric power
- Productive regulatory strategy
- Succession planning at all levels

Growth Drivers

- Economic activity in service area
- Customer and revenue growth
- Common stock dividend increases

Solid Results

- Consecutive years of improved earnings from 2008 to 2015






Strong Foundation
Growth Drivers
Solid Results

Economic Progress

Adding nearly $ 100 million into its existing $450 million Greek yogurt plant in Twin Falls, Idaho.
Times-News, March 10, 2016


CHOBANI
GREEK YOGURT

South Central, Idaho

"Building the largest yogurt manufacturing plant in the world and expanding it three years later is a really proud moment for us and an example of how right it was to pick Idaho as our second home."
Hamdi Ulukaya, Chairman and CEO of Chobani, March 10, 2016

"... it has economic development leaders all over America standing up and taking notice of what Idaho has to offer."
Idaho Gov. C.L. "Butch" Otter, March 10, 2016

Idaho No. 1 for U.S. job growth since March 2015
Bureau of Labor Statistics, April 2016

Boise Area

#1 Lowest Cost Metro in Pacific U.S.
KPMG Competitive Alternative, April 2016

#3 Best Cities for Jobs this Spring.
Business Insiders, March 2016

#6 Best Place to Live
U.S. News and World Report, March 2016

Top 5 Places for Millennial Startups
Tech. Co., February 2016

Economic Progress


CHOBANI
GREEK YOGURT

South Central, Idaho

Downtown Boise



Boise, Idaho

Idaho Power Customer Growth


535,000
525,000
515,000
505,000
495,000
485,000
475,000
1.1%
1.2%
1.4%
1.4%
1.8%
2012
2013
2014
2015
2016
12 Mos. Ended 3/31/16


JUMP

Boise, Idaho


CLIF BAR

South Central, Idaho

Earnings Per Diluted Share & Return on Year-End Equity – IDACORP


Earnings Per Diluted Share (1)
Apr. 28, 2016
Guidance
$3.80 – $3.95
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
3.46
3.64
3.85
3.87
2012
2013
2014
2015
2016


Return on Equity (1)
12%
10%
8%
6%
4%
2%
0%
9.9%
9.9%
9.9%
9.5%
9.6%
2012
2013
2014
2015
2016
12 Mos.
Ended Mar. 31

(1) Adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization, for years 2013 and prior.

2010 – 2016 Historic Mid-Point Opening Annual EPS Guidance


Represents the mid-point of IDACORP's opening EPS guidance – based on normal weather & water conditions.
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.73
$2.88
$3.08
$3.28
$3.48
$3.73
$3.88
2010
2011
2012
2013
2014
2015
2016

Quarterly Earnings Distribution



100%
80%
60%
40%
20%
0%
2009
2010
2011
2012
2013
2014
2015
Average
20%
43%
22%
15%
14%
47%
27%
12%
5%
64%
13%
18%
10%
54%
21%
15%
15%
40%
26%
19%
18%
45%
23%
14%
16%
38%
34%*
12%
14%
47%
24%
15%
Quarter 1
Quarter 2
Quarter 3
Quarter 4

* The second quarter 2015 benefited from abnormally hot temperatures and a $7.4 million pre-tax benefit that was actually related to the first quarter 2015.

Operating Cash Flows

($ Millions)

IDACORP	2012	2013	2014	2015	12 Months Ended Mar. 31 2016
Net cash provided by operating activities	$ 249.3	$ 305.5	$ 364.3	$ 353.2	$ 313.9

Liquidity

As of March 31, 2016

($ Millions)

	IDACORP[(1)]	Idaho Power
Revolving Credit Facility – Expires November 2020	$ 100.0	$ 300.0
Commercial Paper Outstanding	(23.3)	–
Identified for Other Use[(2)]	–	(24.2)
Total	$ 76.7	$ 275.8

(1) Holding company only.

(2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties.

IDACORP Common Stock Dividend

" The IDACORP Board of Directors has now approved dividend increases in each of the last four years, representing a cumulative increase of 70 percent in IDACORP's quarterly dividend. These increases are reflective of continued strong performance by the company. An annual dividend of $2.04 per share is the company's highest dividend amount per share since first establishing the common stock dividend. Even with today's increase IDACORP remains committed to the target dividend payout ratio, and management anticipates recommending to the Board of Directors future annual increases to the common stock dividend of greater than five percent until we approach the upper end of our target payout range."

Darrel T. Anderson,
IDACORP President and Chief Executive Officer
September 17, 2015


70% increase in quarterly dividend rate
$0.30
$0.33
$0.38
$0.43
$0.47
$0.51 (1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015

Quarterly Dividend Per Share


$1.20
$1.32
$1.52
$1.72
$1.88
$2.04(1)
Q4 2011
Q1 2012
Q4 2012
Q4 2013
Q4 2014
Q4 2015

Annualized Dividend Per Share

(1) As announced Sept. 17, 2015. See IDACORP's most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Key Financial & Operating Metrics and 2016 Earnings Guidance

(Millions except for per share amounts)

	2016 Estimates	
	Current [1]	Previous [2]
Idaho Power Operations & Maintenance Expense	No Change	$ 350 – $ 360
Idaho Power Additional Amortization of ADITC	No Change	Less Than $5
Idaho Power Capital Expenditures excluding AFUDC	No Change	$ 300 – $ 310
Idaho Power Hydroelectric Generation (MWhs) [3]	No Change	6.0 – 8.0
IDACORP Earnings Per Share Guidance [4]	No Change	$ 3.80 – $ 3.95

(1) As of April 28, 2016.

(2) As of February 18, 2016 the date of filing IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2015.

(3) Based on reservoir storage levels and forecasted weather conditions as of April 28, 2016.

(4) The 2016 guidance incorporates all of the key financial and operating assumptions listed above.

Strong Financial Position

Debt Maturity Profile

($ Millions)



No Near-Term Refinancing Pressure
Manageable refinancing needs and windows of opportunity
$230
$130
$100
$75
$75
$50
$20
$116
$4
$100
$70
$105
$55
$50
$60
$240
$140
$100
$100
$75
$75
$250
$120
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046

ADITC Settlement 2015-2019[1]


Sharing Percentage
100%
75%
50%
25%
Earnings
Deadband
Customer Benefit – Rate Decrease
Customer Benefit
– Pension Obligation Reduction
Company Benefit (25%)
9.50%
10.00%
10.50%
Return On Year-End Equity In Idaho Jurisdiction
Ability to use additional ADITC's of up to $45 million from 2016 – 2019 (2)
$45M

(1) As approved by the Idaho Public Utilities Commission on October 9, 2014, Order No. 33149.

(2) At April 28, 2016, the company expects to use less than $5 million of additional ADITC's in 2016.

ADITC — Accumulated Deferred Investment Tax Credits

Idaho Power Revenue Sharing/ ADITC Extension

	2009 – 2011	2012 – 2014	2015 – 2019
General Rate Case Stay Out?	Yes	No	No
Available ADITC For Use	$45 Million	$45 Million	$45 Million
ROE Threshold	9.5%	9.5%	9.5%
50-50 Sharing Threshold	10.5%	10.0%	N.A.
75-25 Sharing Threshold	N.A.	10.5%	10.0%
Customer Benefits ($ Millions):			
Reduction to Rates	$27.1	$22.8	$3.2
Offset to Pension Balancing Account	$20.3	$47.8	$0
Total	$47.4	$70.6	$3.2 (1)

(1) Amount recorded in 2015

Productive Regulatory Strategy

Low Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)


Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2010
2011
2012
2013
2014
2015
Idaho Power
National Average(1)


Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2010
2011
2012
2013
2014
2015
Idaho Power
National Average(1)

(1) Edison Electric Institute "Typical Bills and Average Rates Report" 12 Months Ending 12/31/2015

Regulatory Commissioners

Idaho	
Commissioner	Political Party Affiliation
Eric Anderson	Republican
Paul Kjellander	Republican
Kristine Raper	Democrat

Oregon	
Commissioner	Political Party Affiliation
Stephen Bloom	Republican
Lisa Hardie	Democrat
John Savage	Democrat


June 2015
IDAHO POWER
Integrated Resource Plan
2015

Preferred Portfolio*

Date	Resource	Peak-Hour Capacity
2025	Boardman to Hemingway (B2H)	500 MW
2025	Retire North Valmy (both units)	(262) MW
2030	Demand Response	60 MW
2030	Ice-Based Thermal Energy Storage (TES)	20 MW
2031	Combined Cycle Combustion Turbine (CCCT)	300MW

*Action items and timing are subject to a number of assumptions and uncertainties described in the *Integrated Resource Plan*.

Elements of Growth

Capital Expenditures Forecast

2016 – 2020
(Millions)

	2016	2017	2018 – 2020
Ongoing Capital Expenditures	$ 300 – 310	$ 275 – 285	$ 860 – 920

Examples of Infrastructure Projects

- Jim Bridger Plant Environment Controls
- Hells Canyon Complex Relicensing
- B2H and Gateway West 500kV Projects
- Revised Shoshone Falls Plant Expansion
- Reconstruction of Distribution Lines
- Replacement of Underground Distribution Cables
- Ongoing Thermal Plant Improvement Programs
- Hydroelectric Plant Improvement Programs

Appendix



IDACORP

Who We Are

IDACORP

Regulated

IDAHO POWER

An IDACORP Company

Non-Regulated

IDACORP FINANCIAL

IDA-WEST ENERGY

An IDACORP Company

Our Vision:

To be regarded as an exceptional, independent, integrated electric utility.

Our Mission:

Prosper by providing reliable, responsible, fair-priced energy services, today and tomorrow.

Our Values:

Integrity, Respect and Safety

Idaho Power Service Area

IDACORP

Core Business

Generation

Resource	Facilities	Nameplate (MW)
Hydro	17	1,709
Coal	3	1,118*
Natural Gas	3	762
Diesel	1	5
Total	24	3,594


WA
MT
ID
Snake River
OR
WY
Payette
Boise
Pocatello
Twin Falls
NV
UT

Customers
525,981 General business customers as of March 31, 2016

Step-Up Station
24 In service

Transmission
4,860 Miles of high-voltage transmission lines

Substation
224 In service

Distribution Lines
27,092 Miles of distribution lines

* Idaho Power Share

Idaho Power Resource Portfolio

IDACORP

Despite lower than normal hydro conditions in recent years CO_2 emissions have decreased 21% since 2005.

2015



Long Term Purchases
Other Purchases 8%
Biomass, 1%
Wind, 10%
Hydro, 2%
Geothermal, 2%
Hydroelectric 36%
Natural Gas, 13%
Coal, 28%



Coal as % of Total
45%
40%
35%
30%
25%
20%
42%
28%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015


TALKS
Boise, Idaho 1916
Idaho Power Had Fewer Than 18,000 Customers


Boise, Idaho, Oct. 1, 1914
IMPORTANT:--DISCOUNT not allowed unless payment is made in our office before the close of business on the 10TH DAY OF THE MONTH.
Discount not allowed on ground bill was not received.
Discount not allowed unless bill is paid in full.
Errors must be reported before the fifth.
TO IDAHO POWER & LIGHT CO. DR.
Electric Current as per Meter Readings
Sept. 22, '14 116
Aug. 22, '14 107
Balance over due
9 K.W.H. consumed as per schedule $1.00
Merchandise
Total if paid after the 10th
Discount if paid on or before the 10th
Balance if paid before the 10th
Call 121 for Anything Electrical
CUSTOMERS SAVE TIME BY BRINGING THIS BILL WITH THEM.


Boise, Idaho 2016
Idaho Power Serving More Than 525,000 Customers


Hells Canyon Dam Construction Mid 1960's

Corporate Excellence


2015
sustainABILITY
accountABILITY
dependABILITY
adaptABILITY
reliABILITY
viABILITY

IDACORP's 2015 Sustainability Report

- Balanced and responsible management
- Operational excellence
- Environmental stewardship
- Engaged, empowered workforce
- Strong community partnerships

Best Energy Companies


FORTNIGHTLY
ENERGY, MONEY, POWER
THE
40
BEST ENERGY COMPANIES
PLUS


40
BEST
ENERGY
COMPANIES
2015

- Idaho Power made a substantial leap in the rankings:

2012	39TH
2013	29TH
2014	17TH
2015	11TH

- Idaho Power's fully integrated business model was cited as a key to the company's continued success

CO_2 Emissions from Idaho Power-Owned Generation


CO2 Emissions - Millions of Tons
25.00
20.00
15.00
10.00
5.00
0.00
2002
2003
2004
2005
2006
2006 Ind. Avg.
2007
2008
2008 Ind. Avg.
2009
2010
2010 Ind. Avg.
2011
2011 Ind. Avg
2012
2012 Ind. Avg
2013
2013 Ind. Avg
2014
2015

Boardman to Hemingway

500kV Transmission Line Project

- Joint funding agreement Jan. 2012 for project permitting costs
  - Idaho Power - 21%
  - BPA - 24%
  - PacifiCorp – 55%
- 300 mile, 500-kV transmission line
- In-service date in 2022 or beyond
- Capacity:
  - 1,000 MW east to west
  - 1,050 MW west to east
- Total project cost estimated between approximately $1 billion and $1.2 billion, including AFUDC
- Idaho Power's estimated cost of permitting phase is $41 million, including AFUDC
- Identified as a "BPA Top Priority" for 2013 and beyond
- Expecting a final EIS in 2016 ROD late 2016


LONGHORN
Boardman
Hermiston
Stanfield
Echo
Rieth
Pendleton
UMATILLA
WASHINGTON
OREGON
Ione
Lexington
Heppner
MORROW
Pilot Rock
Meacham
UNION
La Grande
Hilgard
Island City
Union
WALLOWA
Enterprise
Telocaset
North Powder
Haines
Keating
Baker City
BAKER
GRANT
Canyon City
PROPOSED CORRIDOR 230-KV REBUILD
PROPOSED CORRIDOR DC 138/69-KV
Council
Lime
Huntington
Weiser
Brogan
Jamieson
MALHEUR
Westfall
Vale
Payette
Ontario
Harper
DOUBLE MOUNTAIN ALTERNATE
Adrian
Emmett
Caldwell
Marsing
Nampa
HEMINGWAY
Murphy
Oregon
Detail Area

Gateway West

Transmission Line Project



HEMINGWAY
MIDPOINT
BORAH
POPULUS
CEDAR HILL
JIM BRIDGER
ANTICLINE
WINDSTAR
DAVE JOHNSTON
HEWARD
SHIRLEY BASIN
AEOLUS
1W(a)
1W(c)
2
3
4
5
6
7
8
9
10

- A joint project between Idaho Power Company and PacifiCorp
- Total cost for Idaho Power's share of project – between $200 million and $400 million, including AFUDC
- Idaho Power's estimated cost of permitting phase is $64 million, including AFUDC
- Bureau of Land Management (BLM) released final EIS in April 2013 for public comment
- BLM released its preferred routes in October 2012 (Excluding segments 8 & 9)
- Record of decision issued in November 2013 (Excluding segments 8 & 9)
- BLM has published a schedule providing for a record of decision on segments 8 and 9 in 2016

Western Energy Imbalance Market

(EIM)


Puget Sound Energy
Portland General Electric
PacifiCorp
Idaho Power
NV Energy
PacifiCorp
Arizona Public Service
Market Operator
California ISO
EIM entity
Active participant
Planned EIM entry 2016
Planned EIM entry 2017
Planned EIM entry 2018

- Idaho Power signs participation agreement, subject to regulatory approvals
- EIM automatically balances supply and demand of electricity
- Results in economic savings using most competitive energy resource

Summer Weather Outlook

June 2016 Through August 2016

Precipitation


EC
A
EC
A
EC
EC

Temperature


A
EC
A

- 33% to 40% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 50% to 60% Chance of Below Normal Precipitation
- 60% or Greater for Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation
- 60% Chance of Above Normal Precipitation

- 33% to 40% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 50% to 60% Chance of Above Normal Temperature
- 60% or Greater for Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature
- 50% Chance of Below Normal Temperature
- 60% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept of Commerce, May 2016

Safety


Safety4Life
FOCUS • ASSESS • CHOOSE • SPEAK UP
CARES ACTIVITIES
POLICIES, PROCEDURES AND PRACTICES
RESOURCES
VIDEOS
VITAL BEHAVIORS
INCIDENT
Don't Leave Them Alone. Arrive Home Safely.
MAY
S M T W T F S
1 2 3 4 5 6 7
8 9 10 11 12 13 14
15 16 17 18 19 20 21
22 23 24 25 26 27 28
29 30 31
Click for year view
Injury
More than one injury
Vehicle accident
More than one vehicle accident


Safety4Life
FOCUS • ASSESS • CHOOSE • SPEAK UP
CARES SAFETY ACTIVITIES
Safety is one of Idaho Power Company's core values. Your most important responsibility in your daily work is safety. Safety is always more important than the work being performed. No work is so critical that an employee should disregard safety.
FOCUS
ASSESS
4
SPEAK UP
CHOICE

IDACORP Attributes

IDACORP



- 100 Years of Tradition
- Strong Hydroelectric Base
- Productive Regulatory Strategy
- Growing Customer Base
- Culture of Integrity
- Future of Growth

For Additional Information

Steven R. Keen
Senior Vice President, Chief Financial Officer and Treasurer
(208) 388-2600
SKeen@idahopower.com

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Justin S. Forsberg
Investor Relations
(208) 388-2728
JForsberg@idacorpinc.com